AXA Equitable Life Insurance Company

Variable Life Insurance Policies

•	Incentive Life® ‘06

Prospectus Supplement Dated August 7, 2015

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your policy, please note the following changes:

In “More information about procedures that apply to your policy,” under “Policy Issuance,” under “Register date”, the first and second bullets are deleted in their entirety and replaced with the following:

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If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

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If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the guaranteed interest option.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

Incentive Life® is issued by and a registered trade mark of AXA Equitable Life Insurance Company.

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